UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Fundamental Equity International Funds
Asia Equity
Concentrated International Equity
International Small Cap

Goldman Sachs Fundamental Equity
International Funds

■	GOLDMAN SACHS ASIA EQUITY

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	21
Financial Statements	28
Notes to the Financial Statements	32
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	50
Other Information	51

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

What Differentiates Goldman Sachs’ Fundamental
Equity International Investment Process?

Goldman Sachs’ Fundamental Equity International investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United Kingdom, United States, Japan, China, India and Korea focusing on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Team leverages the research of the approximately 42 regional investment professionals

■ Decision making process is informed by active participation in the global research process

■ Security selections are aligned with level of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■ Access to markets across the world

■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS

Asia Equity Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Asia Equity Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of -20.36%, -21.00%, -20.98% and -20.04%, respectively. These returns compare to the -19.67% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex-Japan Index (unhedged, with dividends reinvested), over the same time period.

The Asian equity markets experienced a volatile year, due to a worsening credit market situation, which raised concerns of a global economic slowdown. Global energy and commodity prices surged to record levels, putting significant inflationary pressure and prompting fears of further monetary tightening by central banks.

The Fund underperformed its benchmark over the 12 month period ended August 31, 2008. Stock selection in Hong Kong was the largest detractor from performance. In addition, stock selection within the Consumer Discretionary, Telecommunication Services and Financials sectors, and our underweight positions within the Utilities and Healthcare sectors were negative contributors to relative performance. In contrast, overall country selection benefited the Fund, as did our exposure to the Industrials and Energy sectors in China and the Information Technology sector in Taiwan.

In terms of underperformers, weak stock selection in Hong Kong detracted from performance. In particular, the Consumer Discretionary sector was a significant underperformer, dragged down by watchmaker Peace Mark Holdings Ltd. and clothing retailer Esprit Holdings Ltd. Shares of Peace Mark declined significantly following an analyst’s cautious statement regarding the company’s corporate governance; Esprit Holdings detracted from performance after it reported weaker profit growth, raising concerns that the firm’s earnings could be negatively impacted by a slowdown in Europe, where the firm generates most of its sales.

Additionally, stock selection in India was a negative contributor to performance. The deteriorating global credit situation, coupled with rising inflationary pressures amidst expensive crude oil prices, took its toll on the Financials sector. In particular, our holdings in Indiabulls Securities Ltd. and Indiabulls Real Estate Ltd. fell as the credit tightening cycle hurt profit margins. The Industrials sector also underperformed over the period, as rising energy costs hurt our holdings in GVK Power & Infrastructure Ltd. and GMR Infrastructure Ltd.

PORTFOLIO RESULTS

In terms of contributors, our underweight in the Industrials sector helped the Fund’s relative performance as profit-taking occurred after its strong performance last year, while rising energy prices also hurt its profitability. Additionally, our overweight position in the Energy sector performed well, as our holdings in offshore oil producer CNOOC Ltd. and coal producers China Shenhua Energy and China Coal Energy Co. gained from the strong surge in prices during the first half of the reporting period.

Portfolio Composition

As of August 31, 2008, the Fund was overweight in China, Singapore and Indonesia, while being underweight in Hong Kong, India and Korea.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	High Tech Computer Corp. — Taiwan’s High Tech Computer Corp., the world’s largest producer, by volume, of handsets based on the Microsoft Windows operating system, contributed positively to performance.

■	LG Electronics, Inc. — South Korea’s LG Electronics is the world’s third largest plasma panel manufacturer. Its stock rose after it was reported that the firm expected its display business to become profitable in the first half of 2008. Favorable research analyst reports and optimism that the firm could gain market share following rival Motorola’s plan to separate its wireless unit from its networking equipment also provided a boost to its share price.

■	PT Astra International Tbk — Indonesia’s Astra International is the world’s largest auto retailer by market value. The firm’s plan to institute a “rights offering” of its mining and heavy equipment subsidiary was well-received by investors, as they saw this as an opportunity to participate in the subsidiary’s profits. A rights offering is the issuance of “rights” to current shareholders, allowing them to purchase additional shares, usually at a discount to the current market price.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

September 17, 2008

FUND BASICS

Asia Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan
September 1, 2007-August 31, 2008	(based on NAV)[1]	Index (unhedged)[2]

Class A	-20.36%	-19.67%
Class B	-21.00	-19.67
Class C	-20.98	-19.67
Institutional	-20.04	-19.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in 11 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.61%	19.00%	10.32%	2.32%	7/8/94
Class B	-12.82	19.29	10.28	0.65	5/1/96
Class C	-9.19	19.50	10.25	1.57	8/15/97
Institutional	-7.16	20.88	11.61	2.18	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.80%
Class B	2.35	2.55
Class C	2.35	2.55
Institutional	1.20	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

	% of Net
Holding	Assets	Line of Business	Country

China Mobile Ltd.	5.2%	Telecommunication Services	Hong Kong
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6	Semiconductors & Semiconductor Equipment	Taiwan
Hon Hai Precision Industry Co. Ltd.	3.1	Technology Hardware & Equipment	Taiwan
Henderson Land Development Co. Ltd.	2.6	Real Estate	Hong Kong
Reliance Industries Ltd.	2.5	Energy	India
Esprit Holdings Ltd.	2.4	Retailing	Hong Kong
China Merchants Bank Co. Ltd. Class H	2.2	Banks	China
China Construction Bank Corp. Class H	2.2	Banks	China
HTC Corp.	2.2	Technology Hardware & Equipment	Taiwan
China Shenhua Energy Co. Ltd. Class H	2.1	Energy	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex-Japan Index (unhedged, with dividends reinvested) (“MSCI AC Asia Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced July 8, 1994)
Excluding sales charges	−20.36%	14.09%	11.60%	1.97%
Including sales charges	−24.73%	12.80%	10.98%	1.57%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	−21.00%	13.26%	10.93%	−0.18%
Including contingent deferred sales charges	−24.93%	13.00%	10.93%	−0.18%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	−20.98%	13.26%	10.92%	0.61%
Including contingent deferred sales charges	−21.76%	13.26%	10.92%	0.61%

Institutional (commenced February 2, 1996)	−20.04%	14.58%	12.28%	1.34%

PORTFOLIO RESULTS

Concentrated International Equity Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Concentrated International Equity Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -18.37%, -19.01%, -18.97%, -18.03% and -18.46%, respectively. These returns compare to the -13.93% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged), over the same time period.

During the 1-year reporting period ended August 31, 2008, the majority of global equity markets fell from their previous highs in 2007. This was due to a variety of factors, including credit market woes, large corporate write downs, unprecedented levels of volatility and concerns of a global economic slowdown. Market depreciation was further affected by higher oil and commodity prices during much of the reporting period, which exacerbated inflation fears. This posed a challenge for central banks to balance the risks of higher inflation with downside risks to economic growth.

The Fund underperformed its benchmark in a very challenging equity market environment. Several holdings in Europe detracted from performance, offsetting strong stock selection in Japan.

The leading detractor from performance during the period was Aker Solutions, Norway’s largest maker of oil platforms and equipment. The company’s shares fell in the first quarter of 2008 on concerns that slowing economic growth would negatively impact the demand for oil. Its shares rallied in the second quarter after management announced a 20% increase in first quarter profits as higher demand for energy and rising crude prices boosted offshore oil exploration. We sold out of the stock during the second quarter of the year and used the capital to fund other higher conviction ideas.

The Fund’s holding in French supermarket operator Carrefour was also a leading detractor from performance after management reduced profit growth estimates. This was due to the deteriorating consumer environment, particularly in France. Given the weakening macroeconomic environment, we sold out of the stock in order to fund other investment ideas.

Another detractor from performance was Aegon NV, in which the Fund holds a significant overweight position relative to its benchmark. Aegon is a multinational life insurer headquartered in the Netherlands. Its shares performed poorly, along with the Financials sector in general, due to global credit and liquidity concerns. We maintain our position in Aegon for a number of reasons. The company has a very strong franchise in the North

PORTFOLIO RESULTS

American life insurance market that operates under the Transamerica brand. In addition, under a new management team, the company is working to create synergies between its different businesses and reallocate excess capital from low growth markets to higher growth markets.

Portfolio Composition

Our intensive research culture and strong commitment to on-the-ground research resources are captured in our portfolios through a disciplined investment process. This results in highly focused portfolios comprising our most compelling individual stock ideas. We allocate capital based on the risk/reward characteristics of each idea and its interaction with other stocks within the portfolio. This ensures that our portfolios are driven by our bottom-up view on individual stocks, hence, are reflective of our best ideas. Stock selection has led to overweight positions in the Healthcare, Consumer Staples and Energy sectors and underweight positions in the Consumer Discretionary, Information Technology and Utilities sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Chugai Pharmaceutical Co. Ltd. — The Fund’s holding in Japanese drug manufacturer Chugai Pharmaceutical was the leading contributor to performance after its Swiss partner, Roche, announced plans to increase its stake in the company in order to gain greater access to Asia’s pharmaceuticals market.

■	Seven & I Holdings Co. Ltd. — Also in Japan, Seven & I Holdings, the nation’s largest retailer, contributed to performance after forecasting higher earnings and announcing plans to buy back $1.7 billion of its stock.

■	Vale — Within the emerging markets, the Fund’s holding in Vale, a Brazilian mining company, was a positive contributor to performance. Vale’s stock rose as it benefited from soaring commodities prices. We subsequently eliminated the holding in favor of other more compelling investment ideas.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

London, September 17, 2008

FUND BASICS

Concentrated International Equity Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
September 1, 2007-August 31, 2008	(based on NAV)[1]	(unhedged)[2]

Class A	-18.37%	-13.93%
Class B	-19.01	-13.93
Class C	-18.97	-13.93
Institutional	-18.03	-13.93
Service	-18.46	-13.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-16.88%	11.22%	2.58%	6.27%		12/1/92
Class B	-17.11	11.41	2.53	4.38		5/1/96
Class C	-13.60	11.69	2.54	3.11		8/15/97
Institutional	-11.70	12.98	3.72	6.18		2/7/96
Service	-12.18	12.40	3.20	6.70	[4]	12/1/92	[4]

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Concentrated International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares, which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.54%
Class B	2.29	2.29
Class C	2.29	2.29
Institutional	1.14	1.14
Service	1.64	1.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/086

	% of Net
Holding	Assets	Line of Business	Country

Nestle SA (Registered)	3.7%	Food, Beverage & Tobacco	Switzerland
Total SA	3.5	Energy	France
E.ON AG	3.0	Utilities	Germany
Novartis AG (Registered)	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
DBS Group Holdings Ltd.	3.0	Banks	Singapore
Sun Hung Kai Properties Ltd.	2.9	Real Estate	Hong Kong
Roche Holding AG	2.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BG Group PLC	2.7	Energy	United Kingdom
Seven & I Holdings Co. Ltd.	2.6	Food & Staples Retailing	Japan
BHP Billiton Ltd.	2.6	Materials	Australia

6The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.6% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced December 1, 1992)
Excluding sales charges	−18.37%	9.64%	3.34%	5.90%
Including sales charges	−22.85%	8.40%	2.76%	5.52%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	−19.01%	8.85%	2.71%	3.47%
Including contingent deferred sales charges	−23.05%	8.55%	2.71%	3.47%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	−18.97%	8.86%	2.72%	2.12%
Including contingent deferred sales charges	−19.78%	8.86%	2.72%	2.12%

Institutional (commenced February 7, 1996)	−18.03%	10.12%	3.90%	5.26%

Service (commenced March 6, 1996)	−18.46%	9.54%	3.39%	4.60%

PORTFOLIO RESULTS

International Small Cap Fund

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs International Small Cap Fund (the “Fund”) during the one-year reporting period that ended August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended October 31, 2008, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007. Please note that the Fund will be changing its fiscal year end from August 31 to October 31.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the 1-year period that ended August 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of -26.10%, -26.69%, -26.65%, -25.81% and -26.16%, respectively. These returns compare to the -18.78% average annual total return of the Fund’s benchmark, the S&P/Citigroup EMI World ex-US Index (gross) over the same time period.

During the 1-year reporting period ended August 31, 2008, the majority of global equity markets fell from their previous highs in 2007. This was due to a variety of factors, including credit market woes, large corporate write downs, unprecedented levels of volatility and concerns of a global economic slowdown. Market depreciation was further affected by higher oil and commodity prices during much of the reporting period, which exacerbated inflation fears. This posed a challenge for central banks to balance the risks of higher inflation with downside risks to economic growth.

The Fund underperformed its benchmark during the reporting period. Bottom-up stock selection, the driver of our disciplined investment process, suffered in a market adversely affected by sell-offs across sectors, increased volatility and investor risk aversion. Stock selection, particularly within the Materials, Industrials, Energy, Consumer Discretionary and Financials sectors, detracted from relative performance. The Fund also suffered as investor risk aversion, coupled with large outflows from mid- and small-cap funds in response to the continued market woes, negatively impacted small-cap stocks in general.

At the stock level, shares of Italian luxury eyewear manufacturer Safilo fell during the period due to the deterioration in the consumer environment that negatively impacted the company’s results. This also led to a loss in market share to a key competitor. Given the uncertain outlook for the company and the continued weakness in the consumer environment, we exited our position in the stock.

Our holding in Arques Industries, a German investment company, fell due to worse-than-expected first quarter results, driven by asset writedowns. The company was also removed from the German MDAX Index of medium sized companies, further negatively impacting its share price. We subsequently exited our position in the stock given the change in fundamentals and lack of visibility by the company.

Rodriquez Group, a luxury boat manufacturer, was another detractor from performance. The company struggled during 2008 as the market punished stocks exposed to the consumer cycle. The company also reported results during the period that were weaker than expected, driven by declining pre-owned boat sales. This was partly a result of the company’s strategy

PORTFOLIO RESULTS

to change its sales mix, and partly a function of weaker small boat market. Despite these issues, management reassured the market about the sales of new boats, especially over 30 meters. While we believe the high end boat market remains attractive over the long term, we exercised our sell discipline and exited our position in the stock given the uncertainty regarding demand in the current market environment.

Among the leading positive contributors to performance were our holdings in Kazakhstan-based companies Kazakhmys, the country’s largest copper producer, and Eurasian Natural Resources Corp., a mining and refining company. During the period, the shares of both companies surged due to strengthening commodity prices resulting from supply concerns. Additionally, talk of a possible bid by Kazakhmys for Eurasian Natural Resources Corp. moved both stocks higher. Following their strong performance in recent months and as the shares reached our target prices, we exercised our sell discipline and exited our positions in both holdings.

Portfolio Composition

Bottom-up stock selection is the driver of our disciplined fundamental investment process. The portfolio adheres to a strict valuation policy seeking to identify small-cap companies that display good growth characteristics and positive earnings momentum with plenty of valuation support. These companies are often led by incentivised management teams, while operating in clear and defensible market niches, and are well-positioned to benefit from structural change in the marketplace. The team also frequently explores corporate restructuring opportunities where companies are able to generate organic profit growth irrespective of external market influences. This philosophy is employed on a stock-by-stock basis to make active bets and drive excess relative returns in the portfolio over the long term. At the end of the reporting period, the Fund was overweight in the Energy and Information Technology sectors and underweight in the Consumer Discretionary, Industrials and Utilities sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Autonomy Corp. PLC — Shares of Autonomy Corp, the UK’s second largest software company, strengthened during the period as the company reported better-than-expected earnings. This was driven by increased demand by banks and mortgage lenders for software to analyze and classify data.

■	Oilexco, Inc. and Sibir Energy — Our holdings in oil exploration companies Oilexco and Sibir Energy were the leading positive contributors to performance during the period. Both companies benefited from record high oil prices and strong results announcements.

■	Genus — Our holding in Genus, the UK’s largest cattle breeder, was among the leading positive contributors to performance, as the company’s shares rose after it sold its veterinary unit Animal care Ltd. The company announced that it plans to use the proceeds of the sale to reduce debt, which investors viewed positively. We subsequently exited our position in the stock as the stock reached our target price.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

September 17, 2008

FUND BASICS

International Small Cap Fund
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	S&P/Citigroup EMI
September 1, 2007–August 31, 2008	(based on NAV)[1]	World ex-US Index (gross)[2]

Class A	-26.10%	-18.78%
Class B	-26.69	-18.78
Class C	-26.65	-18.78
Institutional	-25.81	-18.78
Service	-26.16	-18.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P/Citigroup EMI World ex-US Index (gross) covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-28.17%	14.38%	6.00%	6.26%	5/1/98
Class B	-28.31	14.65	5.98	6.24	5/1/98
Class C	-25.32	14.86	5.97	6.22	5/1/98
Institutional	-23.65	16.21	7.18	7.43	5/1/98
Service	-24.04	15.63	6.64	6.89	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.64%	1.76%
Class B	2.39	2.51
Class C	2.39	2.51
Institutional	1.24	1.36
Service	1.74	1.86

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at anytime at the option of the investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/085

	% of Net
Holding	Assets	Line of Business	Country
SSAB Svenskt Stal AB Series A	1.8%	Materials	Sweden
Dignity PLC	1.7	Consumer Services	United Kingdom
Millicom International Cellular SA SDR	1.6	Telecommunication Services	Luxembourg
Colruyt SA	1.6	Food & Staples Retailing	Belgium
Rational AG	1.5	Consumer Durables & Apparel	Germany
Jumbo SA	1.5	Consumer Durables & Apparel	Greece
Bureau Veritas SA	1.5	Commercial & Professional Services	France
Imtech NV	1.5	Capital Goods	Netherlands
Banca Popolare Di Milano Scarl	1.4	Banks	Italy
Gem Diamonds Ltd.	1.4	Materials	United Kingdom

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 8/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 3.8% of the Fund’s net assets at August 31, 2008.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary
August 31, 2008

The following graph shows the value, as of August 31, 2008, of a $10,000 investment made on September 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, S&P/Citigroup EMI World ex-US Index (gross) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through August 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1998)
Excluding sales charges	−26.10%	11.63%	6.69%	5.80%
Including sales charges	−30.15%	10.37%	6.09%	5.22%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	−26.69%	10.83%	6.05%	5.18%
Including contingent deferred sales charges	−30.35%	10.56%	6.05%	5.18%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	−26.65%	10.84%	6.04%	5.18%
Including contingent deferred sales charges	−27.39%	10.84%	6.04%	5.18%

Institutional (commenced May 1, 1998)	−25.81%	12.12%	7.25%	6.37%

Service (commenced May 1, 1998)	−26.16%	11.55%	6.73%	5.83%

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 98.3%

China – 12.6%
1,456,000	Belle International Holdings Ltd. (Retailing)	$1,462,158
777,000	China Coal Energy Co. Class H (Energy)	1,300,801
3,324,000	China Construction Bank Corp. Class H (Banks)	2,694,046
1,042,625	China COSCO Holdings Co. Ltd. Class H (Transportation)	1,977,959
226,000	China Life Insurance Co. Ltd. (Insurance)	859,005
820,000	China Merchants Bank Co. Ltd. Class H (Banks)	2,734,212
1,846,000	China Petroleum & Chemical Corp. Class H (Energy)	1,777,733
765,500	China Shenhua Energy Co. Ltd. Class H (Energy)	2,614,001

		15,419,915

Hong Kong – 22.8%
521,000	China Insurance International Holdings Co. Ltd. (Insurance)	1,078,628
397,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,198,205
562,500	China Mobile Ltd. (Telecommunication Services)	6,385,499
221,000	China Netcom Group Corp. Hong Kong Ltd. (Telecommunication Services)	522,851
1,460,000	China Overseas Land & Investment Ltd. (Real Estate)	2,425,086
1,390,000	CNOOC Ltd. (Energy)	2,161,174
349,700	Esprit Holdings Ltd. (Retailing)	2,886,867
160,900	Genting International PLC (Consumer Services)*	57,611
520,500	Henderson Land Development Co. Ltd. (Real Estate)	3,137,578
1,085,000	Huabao International Holdings Ltd. (Materials)	795,962
320,000	Kerry Properties Ltd. (Real Estate)	1,525,915
1,090,000	Pacific Basin Shipping Ltd. (Transportation)	1,477,674
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)	376,701
1,406,000	Shougang Concord International Enterprises Co. Ltd. (Materials)	333,094
127,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,731,703
95,000	Swire Pacific Ltd. Class A (Real Estate)	948,923
1,696,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	892,757

		27,936,228

India – 9.6%
153,504	Axis Bank Ltd. (Banks)	2,498,425
273,946	GMR Infrastructure Ltd. (Capital Goods)*	635,781

1,316,893	GVK Power & Infrastructure Ltd. (Utilities)*	1,171,961
140,815	Indiabulls Financial Services Ltd. (Diversified Financials)	792,480
31,507	Indiabulls Real Estate Ltd. (Real Estate)	204,743
148,571	Indiabulls Securities Ltd. (Diversified Financials)	215,366
29,900	Infosys Technologies Ltd. (Software & Services)	1,183,060
45,555	Jindal Steel & Power Ltd. (Materials)	1,958,295
62,919	Reliance Industries Ltd. (Energy)	3,042,390

		11,702,501

Indonesia – 5.9%
1,121,500	PT Astra International Tbk (Automobiles & Components)	2,525,593
5,045,500	PT Bank Mandiri Persero Tbk (Banks)	1,542,568
2,182,000	PT Bank Rakyat Indonesia (Banks)	1,380,635
1,960,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	1,717,565

		7,166,361

Malaysia – 2.9%
526,000	Bumiputra-Commerce Holdings Berhad (Banks)	1,287,177
2,188,400	KNM Group Berhad (Energy)	956,460
1,721,000	Resorts World Berhad (Consumer Services)	1,367,063

		3,610,700

Philippines – 0.6%
4,475,700	Robinsons Land Corp. (Real Estate)	734,956

Singapore – 9.3%
770,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	1,230,737
118,000	DBS Group Holdings Ltd. (Banks)	1,492,050
767,000	Hyflux Ltd. (Utilities)	1,528,785
3,432,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	1,712,527
1,278,900	Olam International Ltd. (Food & Staples Retailing)	1,877,991
200,000	Singapore Exchange Ltd. (Diversified Financials)	883,165
196,000	United Overseas Bank Ltd. (Banks)	2,608,815

		11,334,070

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

South Korea – 17.0%
31,170	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	$986,081
22,860	Dongkuk Steel Mill Co. Ltd. (Materials)	814,600
43,273	Hana Financial Group, Inc. (Banks)	1,532,967
75,410	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	1,327,180
51,270	Hyundai Motor Co. Preference Shares (Automobiles & Components)	1,261,154
157,650	Korea Exchange Bank (Banks)	1,974,402
153,446	Korean Reinsurance Co. (Insurance)	1,408,179
34,800	LG Display Co. Ltd. (Technology Hardware & Equipment)	857,523
9,630	LG Electronics, Inc. (Consumer Durables & Apparel)	887,181
2,610	POSCO (Materials)	1,122,659
3,754	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,760,895
5,200	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	1,727,211
33,220	Samsung Engineering Co. Ltd. (Capital Goods)	2,111,450
38,990	Shinhan Financial Group Co. Ltd. (Banks)	1,768,962
16,071	SK Energy Co. Ltd. (Energy)	1,255,970

		20,796,414

Taiwan – 16.1%
1,538,245	AU Optronics Corp. (Technology Hardware & Equipment)	1,826,313
3,149,000	Chinatrust Financial Holding Co. Ltd. (Banks)	2,026,120
1,357,584	CHIPBOND Technology Corp. (Semiconductors & Semiconductor Equipment)	841,043
756,957	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	3,797,301
142,840	HTC Corp. (Technology Hardware & Equipment)	2,646,659
176,935	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,031,678
184,735	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	1,521,917

643,000	Taiwan Cement Corp. (Materials)	628,459
2,386,377	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,395,309

		19,714,799

Thailand – 1.5%
412,900	Siam Commercial Bank PCL (Banks)	904,425
645,900	Thai Oil PCL (Energy)	931,412

		1,835,837

TOTAL COMMON STOCKS
(Cost $126,410,894)		$120,251,781

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 1.2%

	JPMorgan Chase Euro – Time Deposit
$	$1,423,597	1.922%	09/02/08	$1,423,597
	(Cost $1,423,597)

	TOTAL INVESTMENTS – 99.5%
	(Cost $127,834,491)			$121,675,378

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			605,975

	NET ASSETS – 100.0%			$122,281,353

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 99.9%

Australia – 3.8%
321,203	BHP Billiton Ltd. (Materials)	$11,281,223
253,200	Westpac Banking Corp. (Banks)	5,060,133

		16,341,356

Cyprus – 2.0%
962,442	Prosafe SE (Energy)	8,665,942

France – 9.6%
86,801	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,701,819
90,641	Renault SA (Automobiles & Components)	7,568,818
73,360	Societe Generale (Banks)	7,076,490
208,595	Total SA (Energy)	14,984,661
195,321	Vivendi (Media)	7,545,838

		41,877,626

Germany – 9.1%
49,993	Allianz SE (Registered) (Insurance)	8,327,549
69,662	Bilfinger Berger AG (Capital Goods)	4,898,516
225,003	E.ON AG (Utilities)	13,140,114
108,455	SAP AG (Software & Services)	6,076,691
66,835	Siemens AG (Registered) (Capital Goods)	7,254,780

		39,697,650

Greece – 1.5%
315,770	EFG Eurobank Ergasias (Banks)	6,352,215

Hong Kong – 2.9%
933,000	Sun Hung Kai Properties Ltd. (Real Estate)	12,721,881

India – 0.1%
277,891	Indiabulls Securities Ltd. (Diversified Financials)	402,826

Italy – 4.2%
469,214	Banca Popolare Di Milano Scarl (Banks)	4,673,094
613,454	Mediobanca SpA (Diversified Financials)	8,738,605
803,949	Snam Rete Gas SpA (Utilities)	5,022,319

		18,434,018

Japan – 20.5%
866,000	Asahi Glass Co. Ltd. (Capital Goods)	9,193,482
301,900	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,986,752
538,000	Fujitsu Ltd. (Technology Hardware & Equipment)	3,718,580
288,000	Mitsubishi Estate Co. Ltd. (Real Estate)	6,361,602

1,415	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	6,956,339
506,600	Nomura Holdings, Inc. (Diversified Financials)	6,718,309
185,000	Olympus Corp. (Health Care Equipment & Services)	6,010,609
392,300	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)(a)	11,426,741
238,600	Sony Corp. (Consumer Durables & Apparel)	9,121,174
814,300	Sumitomo Electric Industries Ltd. (Capital Goods)	9,344,552
1,714,000	Sumitomo Metal Industries Ltd. (Materials)	7,571,690
1,214	Sumitomo Mitsui Financial Group, Inc. (Banks)	7,349,826

		88,759,656

Luxembourg – 1.3%
72,150	Millicom International Cellular SA SDR (Telecommunication Services)(a)	5,705,446

Netherlands – 1.6%
578,279	Aegon NV (Insurance)	6,812,136

Norway – 2.5%
236,343	Schibsted ASA (Media)	6,069,975
150,969	StatoilHydro ASA (Energy)	4,631,040

		10,701,015

Russia – 2.7%
145,405	OAO Gazprom ADR (Energy)(b)	5,648,984
2,589,455	Sberbank RF (Banks)	6,071,599

		11,720,583

Singapore – 3.0%
1,019,000	DBS Group Holdings Ltd. (Banks)	12,884,738

Sweden – 2.4%
345,800	Atlas Copco AB Class B (Capital Goods)	4,424,649
239,335	SSAB Svenskt Stal AB Series A (Materials)	5,835,043

		10,259,692

Switzerland – 16.9%
129,017	Credit Suisse Group AG (Registered) (Diversified Financials)	5,984,158
100,439	Kuehne + Nagel International AG (Registered) (Transportation)	7,951,675
359,601	Nestle SA (Registered) (Food, Beverage & Tobacco)	15,843,882
232,481	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	12,951,176

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

71,795	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	$12,081,549
96,843	Swiss Reinsurance (Registered) (Insurance)	5,956,664
227,954	UBS AG (Registered) (Diversified Financials)	4,954,835
133,834	Xstrata PLC (Materials)	7,461,666

		73,185,605

United Kingdom – 15.8%
171,125	Anglo American PLC (Materials)	9,096,270
528,339	BG Group PLC (Energy)	11,719,260
439,237	HSBC Holdings PLC (Banks)	6,911,272
248,681	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	8,199,229
334,523	Schroders PLC (Diversified Financials)	6,168,628
305,914	Shire Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,389,451
1,506,281	Tesco PLC (Food & Staples Retailing)	10,440,587
4,184,298	Vodafone Group PLC (Telecommunication Services)	10,693,152

		68,617,849

TOTAL COMMON STOCKS
(Cost $492,007,750)		$433,140,234

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 0.1%

	JPMorgan Chase Euro – Time Deposit
$	$435,780	1.922%	09/02/08	$435,780
	(Cost $435,780)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $492,443,530)			$433,576,014

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 1.6%

Boston Global Investment Trust – Enhanced Portfolio
6,736,050	2.393%	$6,736,050
(Cost $6,736,050)

TOTAL INVESTMENTS – 101.6%
(Cost $499,179,580)		$440,312,064

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(6,898,113)

NET ASSETS – 100.0%		$433,413,951

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on expected futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
August 31, 2008

Shares	Description	Value

Common Stocks – 95.9%

Australia – 3.5%
525,965	Challenger Financial Services Group Ltd. (Diversified Financials)(a)	$1,215,251
5,442	Incitec Pivot Ltd. (Materials)	740,346
148,896	Kagara Ltd. (Materials)(b)	396,168
313,500	Mount Gibson Iron Ltd. (Materials)*	641,649
790,444	PanAust Ltd. (Materials)*	584,322

		3,577,736

Belgium – 2.7%
5,879	Colruyt SA (Food & Staples Retailing)	1,602,852
13,602	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	1,175,472

		2,778,324

Bermuda – 1.0%
168,053	Catlin Group Ltd. (Insurance)	998,954

Brazil – 1.0%
215,237	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	1,068,262

Canada – 8.6%
20,500	AGF Management Ltd. Class B (Diversified Financials)	472,438
39,700	Birchcliff Energy Ltd. (Energy)*	477,462
50,100	CAE, Inc. (Capital Goods)	528,461
17,800	Canadian Western Bank (Banks)	400,659
165,400	Equinox Minerals Ltd. (Materials)*	623,093
25,800	Fortis, Inc. (Utilities)	633,701
14,300	Industrial Alliance Insurance and Financial Services, Inc. (Insurance)	497,632
10,900	Inmet Mining Corp. (Materials)	656,484
7,500	Niko Resources Ltd. (Energy)	544,594
34,507	Oilexco, Inc. (Energy)*	489,810
12,000	Petrobank Energy & Resources Ltd. (Energy)*	530,043
907,200	Primeline Energy Holdings, Inc. (Energy)*	427,199
53,100	Sherritt International Corp. (Materials)	477,590
53,500	Silver Wheaton Corp. (Materials)*	619,750
29,600	Trican Well Service Ltd. (Energy)	597,687
67,700	Yamana Gold, Inc. (Materials)	735,149

		8,711,752

China – 0.3%
382,500	Zhaojin Mining Industry Co. Ltd. Class H (Materials)	262,738

Cyprus – 0.8%
86,607	Prosafe SE (Energy)	779,820

Finland – 0.5%
15,641	Nokia Renkaat Oyj (Automobiles & Components)	557,018

France – 5.6%
26,095	Bureau Veritas SA (Commercial & Professional Services)	1,480,526
37,773	Ingenico SA (Technology Hardware & Equipment)(b)	1,103,745
23,228	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,258,210
17,391	Saft Groupe SA (Capital Goods)	756,756
11,943	UbiSoft Entertainment SA (Software & Services)*	1,114,040

		5,713,277

Germany – 10.7%
14,898	Bauer AG (Capital Goods)	1,250,870
13,892	Bilfinger Berger AG (Capital Goods)	976,862
33,663	CTS Eventim AG (Media)	1,150,738
17,311	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	870,481
5,256	K+S AG (Materials)	634,334
8,668	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	993,224
37,289	MTU Aero Engines Holding AG (Capital Goods)	1,296,794
8,689	Rational AG (Consumer Durables & Apparel)	1,526,010
52,561	Symrise AG (Materials)	905,489
17,699	Wincor Nixdorf AG (Technology Hardware & Equipment)	1,302,740

		10,907,542

Greece – 2.4%
77,600	Hellenic Exchanges SA (Diversified Financials)	915,892
63,350	Jumbo SA (Consumer Durables & Apparel)	1,485,458

		2,401,350

Hong Kong – 2.2%
1,734,000	Sinofert Holdings Ltd. (Materials)	1,127,049
2,018,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	1,062,255

		2,189,304

India – 1.0%
1,166,269	GVK Power & Infrastructure Ltd. (Utilities)*	1,037,914

Ireland – 0.6%
24,326	Paddy Power PLC (Consumer Services)	569,220

Italy – 6.0%
66,121	ACEA SpA (Utilities)	1,165,170

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
August 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

124,161	Azimut Holding SpA (Diversified Financials)	$1,085,328
143,930	Banca Popolare Di Milano Scarl (Banks)	1,433,458
143,059	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	1,194,147
103,759	Geox SpA (Consumer Durables & Apparel)(b)	1,260,550

		6,138,653

Japan – 17.0%
26,500	AOKI Holdings, Inc. (Retailing)(b)	348,892
28,100	As One Corp. (Health Care Equipment & Services)	599,631
90,000	Dowa Holdings Co. Ltd. (Materials)	501,395
23,500	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	582,725
9,700	Hitachi Transport System Ltd. (Transportation)	131,307
62,900	Iwai Securities Co. Ltd. (Diversified Financials)	689,714
58,000	Japan Asia Investment Co. Ltd. (Diversified Financials)	197,275
160	Kakaku.com, Inc. (Software & Services)(b)	464,732
99,000	Kinden Corp. (Capital Goods)	945,733
18,700	Lawson, Inc. (Food & Staples Retailing)(b)	857,101
13,400	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	193,601
115,500	Mitsui Mining Co. Ltd. (Materials)	393,798
41,000	Nachi-Fujikoshi Corp. (Capital Goods)	130,687
58,000	Nippon Carbon Co. Ltd. (Capital Goods)(b)	271,384
27,000	Nippon Meat Packers, Inc. (Food, Beverage & Tobacco)	438,353
23,000	Nipro Corp. (Health Care Equipment & Services)	419,770
299	NTT Urban Development Corp. (Real Estate)	399,005
52,000	Pioneer Corp. (Consumer Durables & Apparel)	394,717
73,000	ROHTO Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	871,422
82,000	Sankyu, Inc. (Transportation)	388,113
121,000	Sanyo Special Steel Co. Ltd. (Materials)	664,793
27,000	Shimadzu Corp. (Technology Hardware & Equipment)	253,048
51,000	Shimizu Corp. (Capital Goods)	215,146

58,400	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	664,608
150,000	The Awa Bank Ltd. (Banks)	793,322
317,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)(a)	862,231
37,400	Toho Pharmaceutical Co. Ltd. (Health Care Equipment & Services)	657,451
62,300	Tokai Rubber Industries, Inc. (Automobiles & Components)	694,855
25,100	Tokyu Community Corp. (Commercial & Professional Services)	471,493
47,300	Topcon Corp. (Technology Hardware & Equipment)(b)	314,356
17,600	Toppan Forms Co. Ltd. (Commercial & Professional Services)	211,552
36,300	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,011,844
7,800	ULVAC, Inc. (Semiconductors & Semiconductor Equipment)	270,159
5,530	Yamada Denki Co. Ltd. (Retailing)	397,282
27,000	YASKAWA Electric Corp. (Technology Hardware & Equipment)	188,597
127	Zappallas, Inc. (Software & Services)(b)	358,066

		17,248,158

Luxembourg – 1.6%
20,375	Millicom International Cellular SA SDR (Telecommunication Services)	1,611,205

Mexico – 1.0%
347,452	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	1,017,073

Netherlands – 4.6%
62,016	Aalberts Industries NV (Capital Goods)	953,679
15,037	Fugro NV CVA (Energy)	1,159,665
57,437	Imtech NV (Capital Goods)	1,473,582
18,156	Koninklijke Vopak NV (Transportation)	1,069,013

		4,655,939

Norway – 1.3%
10,160	Fred Olsen Energy ASA (Energy)	536,856
32,204	Schibsted ASA (Media)	827,093

		1,363,949

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)

Singapore – 1.4%
229,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	$366,024
989,000	Suntec Real Estate Investment Trust (REIT) (Real Estate)	1,012,372

		1,378,396

South Korea – 1.8%
8,350	Daehan Steel Co. Ltd. (Materials)	504,914
10,130	Daelim Industrial Co. (Capital Goods)	624,365
73,650	Korean Reinsurance Co. (Insurance)	675,888

		1,805,167

Spain – 2.1%
55,236	Ebro Puleva SA (Food, Beverage & Tobacco)	952,726
40,219	Obrascon Huarte Lain SA (Capital Goods)	1,134,780

		2,087,506

Sweden – 1.7%
72,838	SSAB Svenskt Stal AB Series A (Materials)	1,775,807

Switzerland – 2.0%
1,588	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*	1,042,491
31,885	EFG International AG (Registered) (Diversified Financials)	966,890

		2,009,381

United Kingdom – 14.5%
20,462	Aegis Group PLC (Media)	41,668
82,712	Arriva PLC (Transportation)	1,193,193
61,078	Autonomy Corp. PLC (Software & Services)*	1,275,492
99,165	Close Brothers Group PLC (Diversified Financials)	1,136,326
111,662	CSR PLC (Semiconductors & Semiconductor Equipment)*	667,349
55,211	Derwent London PLC (REIT) (Real Estate)	1,097,510
125,011	Dignity PLC (Consumer Services)	1,698,297
89,120	Gem Diamonds Ltd. (Materials)*	1,417,385
75,818	Greene King PLC (Consumer Services)	738,375
49,120	Homeserve PLC (Commercial & Professional Services)	1,288,403
190,581	Mitie Group PLC (Commercial & Professional Services)	775,592
147,315	QinetiQ PLC (Capital Goods)	602,194
46,185	Schroders PLC (Diversified Financials)	851,655

180,862	Unite Group PLC (Real Estate)	755,388
40,246	Venture Production PLC (Energy)	604,179
26,593	Wellstream Holdings PLC (Energy)*	604,304

		14,747,310

TOTAL COMMON STOCKS
(Cost $115,358,306)		$97,391,755

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 2.9%

	JPMorgan Chase Euro – Time Deposit
$	$2,917,064	1.922%	09/02/08	$2,917,064
	(Cost $2,917,064)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $118,275,370)			$100,308,819

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 3.8%

Boston Global Investment Trust – Enhanced Portfolio
3,917,034	2.393%	$3,917,034
(Cost $3,917,034)

TOTAL INVESTMENTS – 102.6%
(Cost $122,192,404)		$104,225,853

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(2,683,304)

NET ASSETS – 100.0%		$101,542,549

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated for initial margin requirements on expected futures transactions.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

Investment Abbreviations:
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities
August 31, 2008

		Concentrated
	Asia	International	International
	Equity Fund	Equity Fund	Small Cap Fund

Assets:

Investment in securities, at fair value (identified cost $127,834,491, $492,443,530 and $118,275,370, respectively)(a)	$121,675,378	$433,576,014	$100,308,819
Securities lending collateral, at value which equals cost	—	6,736,050	3,917,034
Foreign currency, at value (identified cost $1,216,976, $174,785 and $182,261, respectively)	1,210,666	166,456	181,802
Receivables:
Dividends and interest, at value	341,232	928,938	82,000
Class action settlement proceeds	210,284	2,191,919	80,790
Fund shares sold	17,434	1,408,784	515,807
Foreign tax reclaims, at value	26,214	120,039	52,402
Investment securities sold, at value	—	—	1,441,808
Securities lending income	—	2,747	4,969
Other assets	835	1,502	674

Total assets	123,482,043	445,132,449	106,586,105

Liabilities:

Payables:
Payable upon return of securities loaned	—	6,736,050	3,917,034
Fund shares redeemed	830,031	4,169,903	205,895
Amounts owed to affiliates	160,904	606,560	155,021
Foreign capital gains taxes	12,338	—	—
Investment securities purchased, at value	—	—	633,114
Accrued expenses	197,417	205,985	132,492

Total liabilities	1,200,690	11,718,498	5,043,556

Net Assets:

Paid-in capital	128,579,390	866,935,869	205,944,975
Accumulated undistributed net investment income	516,251	12,982,721	1,224,411
Accumulated net realized loss from investment, futures and foreign currency related transactions	(639,287)	(387,618,704)	(87,657,166)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(6,175,001)	(58,885,935)	(17,969,671)

NET ASSETS	$122,281,353	$433,413,951	$101,542,549

Net Assets:
Class A	$74,240,212	$297,558,310	$39,376,171
Class B	2,431,641	6,423,994	1,861,780
Class C	4,275,715	21,479,821	3,949,601
Institutional	41,333,785	107,196,684	55,900,867
Service	—	755,142	454,130

Total Net Assets	$122,281,353	$433,413,951	$101,542,549

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	4,401,434	15,334,651	2,579,985
Class B	152,020	342,588	126,662
Class C	269,310	1,174,900	270,463
Institutional	2,317,516	5,393,888	3,536,247
Service	—	38,622	29,923

Net asset value, offering and redemption price per share:(b)
Class A	$16.87	$19.40	$15.26
Class B	16.00	18.75	14.70
Class C	15.88	18.28	14.60
Institutional	17.84	19.87	15.81
Service	—	19.55	15.18

(a)	Includes loaned securities having a market value of $0, $6,404,985 and $3,770,889 for the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Asia Equity, Concentrated International Equity and International Small Cap Funds is $17.85, $20.53 and $16.15, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations
For the Year Ended August 31, 2008

		Concentrated
	Asia	International	International
	Equity Fund	Equity Fund	Small Cap Fund

Investment income:

Dividends(a)	$4,309,317	$17,478,728	$3,505,053
Interest (including securities lending income of $0, $773,463, and $202,359, respectively)	112,698	1,179,973	448,684

Total investment income	4,422,015	18,658,701	3,953,737

Expenses:

Management fees	2,013,771	5,343,990	1,685,499
Distribution and Service fees(b)	396,167	1,289,799	262,647
Transfer Agent fees(b)	270,906	825,580	176,508
Custody and accounting fees	429,649	269,741	106,821
Professional fees	81,248	81,935	88,239
Registration fees	51,990	68,435	50,811
Printing fees	46,916	67,120	41,454
Trustee fees	14,180	14,180	14,180
Service Share fees — Service Plan	—	2,270	2,284
Service Share fees — Shareholder Administration Plan	—	2,270	2,284
Other	28,185	69,713	53,505

Total expenses	3,333,012	8,035,033	2,484,232

Less — expense reductions	(325,987)	(27,447)	(199,764)

Net expenses	3,007,025	8,007,586	2,284,468

NET INVESTMENT INCOME	1,414,990	10,651,115	1,669,269

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	11,239,990	21,072,813	2,100,244
Futures transactions	—	(1,593,942)	(591,454)
Foreign currency related transactions	(143,144)	232,230	(202,721)
Net change in unrealized gain (loss) on:
Investments (including the effects of a decrease on the foreign capital gains tax liability of $(312,836), $0 and $(21,658), respectively)	(49,825,660)	(131,302,795)	(44,872,147)
Futures	—	736,330	—
Translation of assets and liabilities denominated in foreign currencies	(14,277)	(23,160)	(4,467)

Net realized and unrealized loss from investment, futures and foreign currency related transactions:	(38,743,091)	(110,878,524)	(43,570,545)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,328,101)	$(100,227,409)	$(41,901,276)

(a)	Foreign taxes withheld on dividends were $408,270, $1,273,336 and $268,582, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Asia Equity	$290,951	$36,251	$68,965	$221,124	$6,888	$13,104	$29,790	$—
Concentrated International Equity	929,656	97,134	263,009	706,543	18,456	49,972	50,246	363
International Small Cap	168,487	33,449	60,711	128,051	6,355	11,535	30,201	366

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the		For the
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

From operations:

Net investment income	$1,414,990		$936,126
Net realized gain from investment, futures and foreign currency related transactions	11,096,846		19,805,278
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(49,839,937)		42,041,249

Net increase (decrease) in net assets resulting from operations	(37,328,101)		62,782,653

Distributions to shareholders:

From net investment income
Class A Shares	(825,951)		(443,914)
Class B Shares	(12,363)		—
Class C Shares	(35,939)		—
Institutional Shares	(724,490)		(367,492)
Service Shares	—		—
From net realized gains
Class A Shares	(5,012,629)		—
Class B Shares	(160,722)		—
Class C Shares	(325,685)		—
Institutional Shares	(3,188,303)		—

Total distributions to shareholders	(10,286,082)		(811,406)

From capital transactions:

Proceeds from sales of shares	50,377,014		54,282,164
Reinvestments of dividends and distributions	9,588,549		745,600
Cost of shares redeemed	(101,673,120	)(a)	(49,482,620	)(b)

Net increase (decrease) in net assets resulting from share transactions	(41,707,557)		5,545,144

Proceeds from class action settlements	275,931		—

Net increase (decrease) in net assets resulting from capital transactions	(41,431,626)		5,545,144

TOTAL INCREASE (DECREASE)	(89,045,809)		67,516,391

Net assets:

Beginning of year	211,327,162		143,810,771

End of year	$122,281,353		$211,327,162

Accumulated undistributed net investment income	$516,251		$1,307,727

(a)	Net of $12,108, $2,168 and $1,546 redemption fees remitted to the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.
(b)	Net of $1,162, $7,314 and $4,393 redemption fees remitted to the Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Concentrated International Equity Fund				International Small Cap Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
August 31, 2008		August 31, 2007		August 31, 2008		August 31, 2007

$10,651,115		$6,205,423		$1,669,269		$294,915
19,711,101		93,229,100		1,306,069		38,257,442
(130,589,625)		(17,967,182)		(44,876,614)		(986,883)

(100,227,409)		81,467,341		(41,901,276)		37,565,474

(4,532,961)		(2,824,408)		(2,052,458)		(1,028,551)
(12,304)		—		(71,432)		—
(137,971)		(32,578)		(123,143)		(25,170)
(1,908,650)		(1,297,678)		(2,920,356)		(1,295,894)
(7,167)		(9,947)		(30,976)		(8,829)

—		—		—		—
—		—		—		—
—		—		—		—
—		—		—		—

(6,599,053)		(4,164,611)		(5,198,365)		(2,358,444)

101,479,296		99,518,014		57,656,766		47,293,344
5,555,976		3,479,283		4,423,153		1,809,769
(137,359,009	)(a)	(140,169,358	)(b)	(132,484,320	)(a)	(70,389,399	)(b)

(30,323,737)		(37,172,061)		(70,404,401)		(21,286,286)

2,195,351		—		80,790		—

(28,128,386)		(37,172,061)		(70,323,611)		(21,286,286)

(134,954,848)		40,130,669		(117,423,252)		13,920,744

568,368,799		528,238,130		218,965,801		205,045,057

$433,413,951		$568,368,799		$101,542,549		$218,965,801

$12,982,721		$6,599,132		$1,224,411		$1,356,100

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

	Share Classes	Diversified/
Fund	Offered	Non-diversified

Asia Equity	A, B, C and Institutional Shares	Diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional and Service Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAMI are valued at fair value using methods approved by the Board of Trustees.
GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

Asia Equity, Concentrated International Equity and International Small Cap	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAMI has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

G. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. AGREEMENTS (continued)

For the year ended August 31, 2008, GSAMI received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

Concentrated International Equity	1.00	0.90	0.86	0.84	0.82	1.00

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Effective July 1, 2008, GSAMI implemented these additional asset level breakpoints to its contractual management rate.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$11,500	$100	$100

Concentrated International Equity	17,400	—	2,600

International Small Cap	8,200	—	100

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Funds, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Asia Equity, Concentrated International Equity and International Small Cap Funds as an annual percentage rate of average daily net assets are 0.164%, 0.104% and 0.064%, respectively. Prior to July 1, 2008, the annual percentage rate of average daily net assets was 0.104% for the International Small Cap Fund.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Other Expense	Transfer	Total Expense
Fund	Reimbursement	Agent Fee Credit	Reductions

Asia Equity	$322	$4	$326

Concentrated International Equity	16	11	27

International Small Cap	197	3	200

As of August 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Asia Equity	$112	$23	$16	$10	$161

Concentrated International Equity	379	92	58	78	607

International Small Cap	94	15	9	37	155

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

Asia Equity	$93,276,550	$138,584,507

Concentrated International Equity	930,549,611	949,265,246

International Small Cap	173,016,389	251,202,676

For the year ended August 31, 2008, Goldman Sachs earned approximately $74,200, $13,200, and $4,800 of brokerage commissions from Portfolio transactions, including futures transactions, executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Asia Equity, Concentrated International Equity and International Small Cap Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of September 15, 2008, the net asset value per share of the Enhanced Portfolio no longer approximates amortized cost and has been stated at market value.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2008 are reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity as of, and for the year ended August 31, 2008:

	Earnings of GSAL	Earnings Received	Amount Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the year ended	for the year ended	Securities Loaned
Fund	August 31, 2008	August 31, 2008	as of August 31, 2008

Concentrated International Equity	$87,611	$83,376	$127,875

International Small Cap	22,527	32,819	1,085,000

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAMI or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2008, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
August 31, 2008

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$9,427,802	$6,599,053	$5,198,365
Net long-term capital gains	858,280	—	—

Total taxable distributions	$10,286,082	$6,599,053	$5,198,365

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$811,406	$4,164,611	$2,358,444

Total taxable distributions	$811,406	$4,164,611	$2,358,444

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Undistributed ordinary income — net	$1,131,893	$12,982,721	$3,192,111

Capital loss carryforward[1,2]
Expiring 2010	$—	$(3,480,014)	$(24,352,289)
Expiring 2011	—	(265,232,801)	(51,047,001)
Expiring 2012	—	(69,572,929)	—

Total capital loss carryforward	$—	$(338,285,744)	$(75,399,290)

Timing differences (post October losses)	(585,816)	(39,993,188)	(14,056,588)
Unrealized losses — net	(6,844,114)	(68,225,707)	(18,138,659)

Total accumulated losses — net	$(6,298,037)	$(433,521,918)	$(104,402,426)

[1]	Expiration occurs on August 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be substantially limited under the Code.

[2]	The Asia Equity, Concentrated International Equity and International Small Cap Funds utilized approximately $3,082,190, $68,857,315 and $10,636,720, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

7. TAX INFORMATION (continued)

At August 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Concentrated
		International	International
	Asia Equity	Equity	Small Cap

Tax Cost	$128,503,604	$508,519,352	$122,361,392

Gross unrealized gain	15,163,822	5,915,467	3,312,830
Gross unrealized loss	(21,992,048)	(74,122,755)	(21,448,369)

Net unrealized security loss	$(6,828,226)	$(68,207,288)	$(18,135,539)

Total unrealized loss on other investments	(15,888)	(18,419)	(3,120)

Net unrealized loss	$(6,844,114)	$(68,225,707)	$(18,138,659)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales and differences related to the tax treatment of Passive Foreign Investment Company investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions, Passive Foreign Investment Companies, class action settlements and foreign taxes on realized capital gains.

			Accumulated
			Undistributed
		Accumulated Net	Net Investment Income
Fund	Paid-In Capital	Realized Gain (Loss)	(Loss)

Asia Equity	$(121,055)	$728,778	$(607,723)

Concentrated International Equity	(2,186,977)	(144,550)	2,331,527

International Small Cap	—	(3,397,407)	3,397,407

8. OTHER RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
August 31, 2008

9. OTHER MATTERS

Funds’ Shareholder Concentration — As of August 31, 2008 the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 24% of the outstanding Shares of the International Small Cap Fund.

Change in Fiscal Year End — On December 13, 2007, The Board of Trustees approved a change of the Funds’ fiscal year end from August 31 to October 31, effective September 1, 2008.

Class Action Settlements — As of August 31, 2008, the Asia Equity, Concentrated International Equity and International Small Cap Funds were entitled to receive payments of $275,931, $2,195,351 and $80,790, respectively relating to certain class action settlements that the Funds had participated in during the year. The payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about assets and liabilities measured at fair value and the potential effect to these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair valuation in any circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAMI does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosure will be required.
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	808,229	$18,223,786	1,151,821	$21,432,247
Reinvestment of dividends and distributions	224,417	5,475,770	23,725	410,677
Shares converted from Class B(a)	9,376	208,972	21,274	374,513
Shares redeemed	(2,435,477)	(51,782,525)	(1,422,766)	(26,308,814)

	(1,393,455)	(27,873,997)	(225,946)	(4,091,377)

Class B Shares
Shares sold	98,974	2,217,048	59,246	1,089,930
Reinvestment of dividends and distributions	6,280	146,217	—	—
Shares converted to Class A(a)	(9,842)	(208,972)	(22,215)	(374,513)
Shares redeemed	(100,322)	(2,018,229)	(109,733)	(1,904,301)

	(4,910)	136,064	(72,702)	(1,188,884)

Class C Shares
Shares sold	154,471	3,390,687	116,321	2,193,655
Reinvestment of dividends and distributions	11,570	267,389	—	—
Shares redeemed	(197,314)	(3,859,219)	(70,892)	(1,245,456)

	(31,273)	(201,143)	45,429	948,199

Institutional Shares
Shares sold	1,155,715	26,545,493	1,536,564	29,566,332
Reinvestment of dividends and distributions	143,769	3,699,173	18,432	334,923
Shares redeemed	(2,134,628)	(44,013,147)	(1,001,428)	(20,024,049)

	(835,144)	(13,768,481)	553,568	9,877,206

NET INCREASE (DECREASE)	(2,264,782)	$(41,707,557)	300,349	$5,545,144

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)
August 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated International Equity

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,810,377	$63,009,791	2,120,810	$49,227,769
Reinvestment of dividends and distributions	166,132	4,219,551	115,055	2,639,364
Shares converted from Class B(a)	89,194	2,070,155	50,662	1,175,330
Shares redeemed	(4,409,840)	(100,276,578)	(4,141,167)	(97,059,261)

	(1,344,137)	(30,977,081)	(1,854,640)	(44,016,798)

Class B Shares
Shares sold	36,791	838,101	75,505	1,687,784
Reinvestment of dividends and distributions	454	11,209	—	—
Shares converted to Class A(a)	(92,334)	(2,070,155)	(52,411)	(1,175,330)
Shares redeemed	(142,839)	(3,165,218)	(200,045)	(4,473,039)

	(197,928)	(4,386,063)	(176,951)	(3,960,585)

Class C Shares
Shares sold	349,491	7,518,401	741,552	16,660,469
Reinvestment of dividends and distributions	5,214	125,441	1,348	29,350
Shares redeemed	(469,032)	(10,205,106)	(608,443)	(13,516,779)

	(114,327)	(2,561,264)	134,457	3,173,040

Institutional Shares
Shares sold	1,295,589	29,910,471	1,417,655	31,533,907
Reinvestment of dividends and distributions	46,123	1,196,388	34,353	804,537
Shares redeemed	(994,721)	(23,034,975)	(1,018,053)	(24,628,758)

	346,991	8,071,884	433,955	7,709,686

Service Shares
Shares sold	8,835	202,532	16,758	408,085
Reinvestment of dividends and distributions	132	3,387	261	6,032
Shares redeemed	(27,699)	(677,132)	(21,042)	(491,521)

	(18,732)	(471,213)	(4,023)	(77,404)

NET DECREASE	(1,328,133)	$(30,323,737)	(1,467,202)	$(37,172,061)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap

	For the Year Ended		For the Year Ended
	August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	456,266	$8,775,179	1,213,030	$24,798,542
Reinvestment of dividends and distributions	91,506	1,894,931	48,304	954,485
Shares converted from Class B(a)	19,882	380,636	8,335	168,363
Shares redeemed	(2,966,387)	(56,480,785)	(1,734,914)	(36,081,693)

	(2,398,733)	(45,430,039)	(465,245)	(10,160,303)

Class B Shares
Shares sold	14,637	286,140	56,603	1,167,368
Reinvestment of dividends and distributions	3,268	65,320	—	—
Shares converted to Class A(a)	(20,630)	(380,636)	(8,633)	(168,363)
Shares redeemed	(94,337)	(1,644,937)	(88,464)	(1,764,602)

	(97,062)	(1,674,113)	(40,494)	(765,597)

Class C Shares
Shares sold	19,622	378,080	89,439	1,829,327
Reinvestment of dividends and distributions	5,283	104,912	1,129	21,477
Shares redeemed	(182,748)	(3,398,644)	(140,073)	(2,699,842)

	(157,843)	(2,915,652)	(49,505)	(849,038)

Institutional Shares
Shares sold	2,504,573	47,993,331	871,140	18,793,096
Reinvestment of dividends and distributions	108,679	2,331,025	40,435	825,674
Shares redeemed	(3,592,673)	(70,239,994)	(1,317,899)	(29,480,327)

	(979,421)	(19,915,638)	(406,324)	(9,861,557)

Service Shares
Shares sold	11,441	224,036	32,794	705,011
Reinvestment of dividends and distributions	1,309	26,965	413	8,133
Shares redeemed	(40,416)	(719,960)	(16,979)	(362,935)

	(27,666)	(468,959)	16,228	350,209

NET DECREASE	(3,660,725)	$(70,404,401)	(945,340)	$(21,286,286)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$22.13	$0.14	$(4.32)	$(4.18)	$(0.15)	$(0.93)	$(1.08)
2008 - B	21.13	(0.02)	(4.11)	(4.13)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)	(4.06)	(4.10)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22	(4.55)	(4.33)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08	6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)	6.26	6.19	—	—	—
2007 - C	14.85	(0.06)	6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10	2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)	—	(0.18)

2005 - A	10.47	0.16	2.82	2.98	(0.07)	—	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)	—	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)	—	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)	—	(0.13)

2004 - A	9.37	0.06	1.11	1.17	(0.07)	—	(0.07)
2004 - B	9.04	0.01	1.06	1.07	(0.03)	—	(0.03)
2004 - C	9.00	0.01	1.06	1.07	(0.04)	—	(0.04)
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Total return reflects the impact of payments for class action settlements, amounting to $0.03 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (20.59)%, (21.23)%, (21.21)% and (20.27)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

						Ratios assuming no
						expense reductions
					Ratio of		Ratio of
			Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset			end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total		year	to average	to average	to average	to average	turnover
of year	return(b)		(in 000s)	net assets	net assets	net assets	net assets	rate

$16.87	(20.36	)%(c)	$74,240	1.60%	0.63%	1.77%	0.46%	47%
16.00	(21.00	)(c)	2,432	2.35	(0.10)	2.52	(0.27)	47
15.88	(20.98	)(c)	4,276	2.35	(0.18)	2.52	(0.35)	47
17.84	(20.04	)(c)	41,334	1.20	0.95	1.37	0.78	47

22.13	42.55		128,224	1.61	0.42	1.81	0.22	131
21.13	41.50		3,315	2.36	(0.38)	2.56	(0.58)	131
21.01	41.48		6,314	2.36	(0.32)	2.56	(0.52)	131
23.31	43.12		73,474	1.21	0.88	1.41	0.68	131

15.60	17.77		93,917	1.60	0.63	1.87	0.36	162
14.94	16.93		3,430	2.35	(0.36)	2.62	(0.63)	162
14.85	16.94		3,790	2.35	(0.06)	2.62	(0.33)	162
16.42	18.29		42,674	1.20	0.97	1.47	0.70	162

13.38	28.64		59,572	1.60	1.25	1.99	0.86	66
12.85	27.63		5,124	2.35	0.38	2.74	(0.01)	66
12.79	27.60		2,090	2.35	0.48	2.74	0.09	66
14.05	29.06		33,833	1.20	1.74	1.59	1.35	66

10.47	12.53		38,943	1.79	0.62	2.40	0.01	105
10.08	11.85		4,096	2.35	0.08	2.96	(0.53)	105
10.03	11.89		1,582	2.35	0.06	2.96	(0.55)	105
11.00	13.21		21,475	1.20	1.74	1.81	1.13	105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$24.04	$0.44	(c)	$(4.80)	$(4.36)	$(0.28)
2008 - B	23.19	0.21	(c)	(4.62)	(4.41)	(0.03)
2008 - C	22.68	0.26	(c)	(4.54)	(4.28)	(0.12)
2008 - Institutional	24.61	0.58	(c)	(4.94)	(4.36)	(0.38)
2008 - Service	24.17	0.41	(c)	(4.84)	(4.43)	(0.19)

2007 - A	21.05	0.24		2.91	3.15	(0.16)
2007 - B	20.32	0.05		2.82	2.87	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)
2007 - Service	21.19	0.20		2.95	3.15	(0.17)

2006 - A	17.78	0.23		3.19	3.42	(0.15)
2006 - B	17.16	0.05		3.11	3.16	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)
2006 - Service	17.91	0.27		3.13	3.40	(0.12)

2005 - A	14.73	0.09		3.30	3.39	(0.34)
2005 - B	14.26	(0.04)		3.20	3.16	(0.26)
2005 - C	14.03	(0.03)		3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14		3.41	3.55	(0.41)
2005 - Service	14.82	0.06		3.34	3.40	(0.31)

2004 - A	13.41	0.03		1.95	1.98	(0.66)
2004 - B	13.02	(0.06)		1.90	1.84	(0.60)
2004 - C	12.83	(0.05)		1.86	1.81	(0.61)
2004 - Institutional	13.70	0.09		2.01	2.10	(0.75)
2004 - Service	13.38	0.02		1.96	1.98	(0.54)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

(d)	Total return reflects the impact of payments for class action settlements, amounting to $0.09 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (18.88)%, (19.52)%, (19.48)%, (18.54)% and (18.97)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of net			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$19.40	(18.37	)%(d)	$297,558	1.54%	1.92	%(c)	1.55%	1.91	%(c)	178%
18.75	(19.01	)(d)	6,424	2.29	0.96	(c)	2.30	0.95	(c)	178
18.28	(18.97	)(d)	21,480	2.29	1.18	(c)	2.30	1.17	(c)	178
19.87	(18.03	)(d)	107,197	1.14	2.46	(c)	1.15	2.45	(c)	178
19.55	(18.46	)(d)	755	1.64	1.79	(c)	1.65	1.78	(c)	178

24.04	15.03		400,976	1.55	1.02		1.55	1.02		97
23.19	14.12		12,534	2.30	0.22		2.30	0.22		97
22.68	14.12		29,244	2.30	0.43		2.30	0.43		97
24.61	15.45		124,229	1.15	1.40		1.15	1.40		97
24.17	14.90		1,386	1.65	0.84		1.65	0.84		97

21.05	19.26		390,054	1.54	1.15		1.58	1.11		59
20.32	18.41		14,576	2.29	0.24		2.33	0.20		59
19.90	18.44		22,982	2.29	0.40		2.33	0.36		59
21.53	19.72		99,325	1.14	1.54		1.18	1.50		59
21.19	19.10		1,301	1.64	1.37		1.68	1.33		59

17.78	23.26		308,447	1.54	0.53		1.60	0.47		49
17.16	22.36		16,554	2.29	(0.27)		2.35	(0.33)		49
16.84	22.31		17,770	2.29	(0.21)		2.35	(0.27)		49
18.19	23.84		62,486	1.14	0.83		1.20	0.77		49
17.91	23.17		426	1.64	0.39		1.70	0.33		49

14.73	14.88		301,190	1.74	0.17		1.81	0.10		78
14.26	14.23		23,515	2.29	(0.39)		2.36	(0.46)		78
14.03	14.26		15,643	2.29	(0.36)		2.36	(0.43)		78
15.05	15.53		72,823	1.14	0.63		1.21	0.56		78
14.82	14.90		542	1.64	0.12		1.71	0.05		78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2008 - A	$21.18	$0.16 (d)	$(5.57)	$(5.41)	$(0.51)
2008 - B	20.41	0.03 (d)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03 (d)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28 (d)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16 (d)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	— (c)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)	3.09	2.94	—
2007 - C	17.40	(0.15)	3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08	3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)	3.18	3.17	(0.20)

2006 - A	15.83	0.02	2.41	2.43	(0.10)
2006 - B	15.25	(0.13)	2.35	2.22	—
2006 - C	15.19	(0.11)	2.32	2.21	—
2006 - Institutional	16.35	0.09	2.48	2.57	(0.13)
2006 - Service	15.80	0.02	2.39	2.41	(0.08)

2005 - A	12.00	0.03	3.88	3.91	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)

2004 - A	9.22	0.08	2.71	2.79	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.

(e)	Total return reflects the impact of payments for class action settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions
					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$15.26	(26.10	)%(e)	$39,376	1.64%	0.85	%(d)	1.78%	0.71	%(d)	117%
14.70	(26.69	)(e)	1,862	2.39	0.14	(d)	2.53	0.00	(d)	117
14.60	(26.65	)(e)	3,950	2.39	0.18	(d)	2.53	0.04	(d)	117
15.81	(25.81	)(e)	55,901	1.24	1.42	(d)	1.38	1.28	(d)	117
15.18	(26.16	)(e)	454	1.74	0.84	(d)	1.88	0.70	(d)	117

21.18	17.73		105,435	1.65	(0.01)		1.77	(0.13)		88
20.41	16.83		4,566	2.40	(0.74)		2.52	(0.86)		88
20.27	16.85		8,681	2.40	(0.77)		2.52	(0.89)		88
21.94	18.23		99,069	1.25	0.39		1.37	0.27		88
21.10	17.56		1,215	1.75	(0.06)		1.87	(0.18)		88

18.16	15.39		98,861	1.64	0.10		1.79	(0.05)		60
17.47	14.56		4,615	2.39	(0.73)		2.54	(0.88)		60
17.40	14.55		8,314	2.39	(0.66)		2.54	(0.81)		60
18.79	15.79		92,505	1.24	0.48		1.39	0.33		60
18.13	15.29		750	1.74	0.10		1.89	(0.05)		60

15.83	32.70		64,169	1.64	0.17		1.95	(0.14)		67
15.25	31.63		4,885	2.39	(0.64)		2.70	(0.95)		67
15.19	31.65		8,445	2.39	(0.63)		2.70	(0.94)		67
16.35	33.27		66,670	1.24	0.52		1.55	0.21		67
15.80	32.54		217	1.74	0.06		2.05	(0.25)		67

12.00	30.33		24,420	1.85	0.70		2.43	0.12		99
11.65	29.66		3,362	2.39	0.17		2.97	(0.41)		99
11.64	29.62		5,918	2.39	(0.05)		2.97	(0.63)		99
12.43	31.07		37,898	1.24	1.12		1.82	0.54		99
12.06	30.38		213	1.74	0.73		2.32	0.15		99

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Equity International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs Concentrated International Equity Fund and Goldman Sachs International Small Cap Fund (collectively the “Fundamental Equity International Funds”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity International Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2008

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Concentrated International Equity Fund				International Small Cap Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/01/08	8/31/08		8/31/08*	3/01/08	8/31/08		8/31/08*	3/01/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$788.70		$7.19	$1,000	$878.20		$7.27	$1,000	$856.80		$7.70
Hypothetical 5% return	1,000	1,017.09	+	8.11	1,000	1,017.39	+	7.81	1,000	1,016.84	+	8.36

Class B
Actual	1,000	785.90		10.55	1,000	874.90		10.79	1,000	853.10		11.18
Hypothetical 5% return	1,000	1,013.32	+	11.89	1,000	1,013.62	+	11.59	1,000	1,013.07	+	12.14

Class C
Actual	1,000	785.70		10.55	1,000	875.10		10.79	1,000	853.30		11.18
Hypothetical 5% return	1,000	1,013.32	+	11.89	1,000	1,013.62	+	11.59	1,000	1,013.07	+	12.14

Institutional
Actual	1,000	790.80		5.40	1,000	880.00		5.39	1,000	858.20		5.79
Hypothetical 5% return	1,000	1,019.10	+	6.09	1,000	1,019.41	+	5.79	1,000	1,018.90	+	6.29

Service
Actual					1,000	877.90		7.74	1,000	856.10		8.12
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.89	+	8.31	1,000	1,016.39	+	8.82

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A
Concentrated International Equity	1.54	2.29	2.29	1.14	1.64%
International Small Cap	1.64	2.39	2.39	1.24	1.74

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity, Goldman Sachs Concentrated International Equity and Goldman Sachs International Small Cap Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) with respect to the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by certain of the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund has been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. In connection with the performance of the Concentrated International Equity Fund and the International Small Cap Fund, the Trustees noted that the Investment Adviser had taken steps intended to improve Fund performance, including making changes to the organization and operation of the Global Equity Portfolio Management Team. The Trustees believed that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	First	Next	Next	Next	Over
	$1 Billion	$1 Billion	$3 Billion	$3 Billion	$8 Billion

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%

International Small Cap	1.10%	1.10%	0.99%	0.94%	0.92%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended August 31, 2008, the total amount of income received by the Asia Equity, Concentrated International Equity, and International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.1565, $0.2178, and $0.1979 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Asia Equity, Concentrated International Equity, and International Small Cap Funds to such countries was $0.0448, $0.0361, and $0.0216 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended August 31, 2008, 21.03%, 100%, and 34.09% of the dividends paid from net investment company taxable income by the Asia Equity, Concentrated International Equity, and International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Asia Equity Fund designates $858,280 as capital gain dividends paid during the year ended August 31, 2008.

During the year ended August 31, 2008, the Asia Equity Fund designates $7,829,059 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ California AMT-Free
Municipal Fund
■ New York AMT-Free
Municipal Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured U.S. Equity Flex Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap
Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  13754.MF.TMPL INTLAR / 25.6K / 09-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008